Exhibit 10.37
REDACTED - OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Avaya - Proprietary & Confidential

AMENDMENT TO
DISTRIBUTION AGREEMENT BETWEEN AVAYA, INC. AND
SCANSOURCE, INC. D/B/A CATALYST TELECOM
MASTER TERMS AND CONDITIONS

This Amendment dated ***** is entered into by and between Avaya, Inc. (“Avaya”), a Delaware corporation, with offices at 211 Mt. Airy Road, Basking Ridge, NJ 07920, and ScanSource, Inc. d/b/a Catalyst Telecom (“Distributor”), a South Carolina corporation, with its principal place of business at 6 Logue Court, Greenville, SC 29615.

WHEREAS, Avaya and Distributor entered into a Distribution Agreement Master Terms and Conditions No. AVDISTI-021002 effective August 16, 2002 (the “Agreement”); and
WHEREAS, in accordance with the terms of the Agreement, the parties now wish to amend the Agreement to accommodate a revision to the payment terms between Avaya and Distributor;
NOW THEREFORE, in consideration of the terms and conditions stated in the Agreement and such other valuable consideration, the parties agree as follows:
1.    Section 10.1 is hereby deleted in its entirety and replaced with the following for orders dated August 1, 2013 and any thereafter:

“10.1    Invoices for Products will be sent by Avaya upon shipment of the Product, or as soon thereafter as practicable. ***** In the case of special offers or sales by Avaya to Distributor, additional terms of sale may be negotiated between the parties hereto on a situation-specific basis.”
2.    ENTIRE AGREEMENT. Except as explicitly modified herein, all terms, conditions and provisions of the Agreement and amendments thereto, shall continue in full force and effect. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control. This Amendment shall constitute the complete and exclusive statement of the agreement between the parties with regard to the revision in payment terms and supersedes all prior agreement with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

Avaya, Inc.	ScanSource, Inc. d/b/a Catalyst Telecom

By: /s/ Mike Reid	By:/s/ Michael J. Ferney
Name: Mike Reid	Name: Michael J. Ferney

Title: Sr. Dir. N.A. Distribution	Title: VP of Merchandising

Date: *****	Date: *****